UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2022

LANDCADIA HOLDINGS IV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40283	86-1889525
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 West Loop South

Houston, Texas 77027

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 850-1010

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	LCAHU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	LCA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	LCAHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2022, the board of directors (the “Board”) of Landcadia Holdings IV, Inc. (the “Company”) appointed Michael S. Chadwick to the Board. Mr. Chadwick was appointed to serve as a Class II director with a term expiring at the Company’s second annual meeting of stockholders.

The Board appointed Mr. Chadwick, who was determined to be an “independent director” as defined in the applicable rules of The Nasdaq Capital Market LLC and the applicable rules of the U.S. Securities and Exchange Commission (the “Commission”), to the Board’s Audit Committee as a member and the chairperson. Mr. Chadwick was also determined to qualify as an “audit committee financial expert” as defined by the rules of the Commission. In connection with such appointment, Tilman J. Fertitta resigned as chairperson and member of the Audit Committee. Mr. Fertitta will remain Co-Chairman of the Board and Chief Executive Officer.

Mr. Chadwick, 70, has been a director of Golden Nugget Online Gaming, Inc. since May 2019. He was previously a director of Landcadia Holdings, Inc. from May 8, 2017 through the consummation of the Waitr business combination. Mr. Chadwick has been in the commercial, investment and merchant banking businesses since 1975. Additionally, since April 2018, Mr. Chadwick has served as Managing Director and Principal of Chadwick Capital Advisors, LLC. Previously, since June 2017, he operated as an independent contractor serving as Managing Director and Principal of SLCA Capital, LLC, a registered broker dealer and member of FINRA and SIPC. Mr. Chadwick has arranged private and public debt and equity capital and has provided financial advisory services relating to merger and acquisition activity, for numerous public and privately held companies across a broad spectrum of industries for over 45 years. Mr. Chadwick was most recently a Managing Director of Shoreline Capital Advisors, Inc. from 2011 to 2017. He was a Managing Director at Growth Capital Partners, LP during 2010. From 1994 through 2009, Mr. Chadwick was a Senior Vice President and Managing Director of Sanders Morris Harris Group, Inc. (“SMHG”), which at that time was the largest investment banking firm headquartered in the Southwest. Prior to SMHG, Mr. Chadwick in 1988 co-founded Chadwick, Chambers and Associates, Inc., an investment and merchant banking boutique specializing in providing traditional corporate finance services and, in select situations, sponsoring financial transactions as principal. Mr. Chadwick has served on numerous boards of directors of both private and public companies, including service as the chairman of the audit committee of Landry’s Inc. when it was a public company. Presently, he serves on the boards of directors of Moody-Price, LLC, Trophy Windows, LLC, Lone Star Industrial Materials, LLC, Landry’s Inc. and the audit and compliance committees for Golden Nugget Atlantic City, LLC, as well as on the Board of Trustees of the Harris County Hospital District Foundation. The Board believes Mr. Chadwick is qualified to serve as a director due to his leadership in the entertainment and dining industries, as well as his extensive business and financial experience in commercial, investment and merchant banking.

On March 25, 2022, the Company entered into an indemnity agreement (the “Indemnity Agreement”) with Mr. Chadwick, pursuant to which the Company has agreed to provide contractual indemnification to Mr. Chadwick, in addition to the indemnification provided in the Company’s Second Amended and Restated Certificate of Incorporation, against liabilities that may arise by reason of his service on the Board, and to advance expenses incurred as a result of any proceeding against Mr. Chadwick as to which he could be indemnified, in the form previously filed as Exhibit 10.8 to the Company’s Registration Statement on Form S-1 (File No. 333-253100) for its initial public offering, initially filed with the U.S. Securities and Exchange Commission on February 12, 2021 (the “Registration Statement”).

On March 25, 2022, the Company entered into a letter agreement with Mr. Chadwick (the “Letter Agreement”) on substantially the same terms as the form of letter agreement previously entered into by and between the Company and each of its other directors in connection with the Company’s initial public offering.

The foregoing descriptions of the Indemnity Agreement and the Letter Agreement do not purport to be complete and are qualified in their entireties by reference to the form of indemnity agreement and the Letter Agreement, copies of which are attached as Exhibit 10.8 to the Registration Statement and Exhibit 10.1 hereto, respectively, and are incorporated herein by reference.

There are no arrangements or understandings between Mr. Chadwick and any other persons pursuant to which Mr. Chadwick was selected as a director of the Company. There are no family relationships between Mr. Chadwick and any of the Company’s other directors or executive officers and Mr. Chadwick does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement, dated March 25, 2022, by and between the Company and Michael S. Chadwick.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2022

LANDCADIA HOLDINGS IV, INC.

By:	/s/ Tilman J. Fertitta
Name: Tilman J. Fertitta
Title: Chief Executive Officer